UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2016

WILSON BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Tennessee	000-20402	62-1497076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

623 West Main Street
Lebanon, Tennessee		37087
(Address of principal executive offices)		(Zip Code)

(615) 444-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)
On April 25, 2016, the board of directors of Wilson Bank Holding Company (the “Company”) approved an amendment to Section 3.2(b) of the Company’s bylaws to clarify that the Company’s directors are elected to three year terms (as opposed to annual terms) as a result of the approval by the Company’s shareholders in 2004 of amendments to the Company’s charter to establish a classified, or staggered, board of directors. The text of Section 3.2(b) of the bylaws, as amended, is included in Exhibit 3.1 filed herewith.

Item 9.01     Exhibits.

(d)

Exhibit No.	Description

3.1	Amendment to Bylaws of Wilson Bank Holding Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

By:__/s/ J. Randall Clemons_____________
J. Randall Clemons
President and Chief Executive Officer

Date: April 28, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Bylaws of Wilson Bank Holding Company

3